Exhibit 99.1
Mapping a Strong Future Investor Conference January 26, 2006 Eagle Materials Inc. NYSE: EXP and EXP.B www.eaglematerials.com

Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations. These statements are not historical facts or guarantees of future performance but instead represent only the Company's beliefs at the time the statements were made regarding future events which are subject to significant risks, uncertainties and other factors many of which are outside the Company's control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. The principal risks and uncertainties that may affect the company's actual performance include the following: the cyclical and seasonal nature of the Company's business; public infrastructure expenditures; adverse weather conditions; availability of raw materials; changes in energy costs including, without limitation, increases in natural gas; changes in the cost and availability of transportation; unexpected operational difficulties; governmental regulation and changes in governmental and public policy; changes in economic conditions specific to anyone or more of the Company's markets; competition; announced increases in capacity in the gypsum wallboard and cement industries; general economic conditions; and interest rates. For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy (including natural gas) could affect the revenues or operating earnings of our operations. In addition, changes in national and regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company's results of operations. These and other factors are described in the Annual Report on Form 10-K for the Company for the fiscal year ended March 31, 2005. This report is filed with the Securities and Exchange Commission and may be obtained free of charge through the website maintained by the SEC at www.sec.gov. All forward-looking statements made in this presentation are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this presentation will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company's expectations. Additional Information and Where to Find It. In connection with the proposal to eliminate Eagle's dual class structure (the "Reclassification Proposal"), Eagle will be filing a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ SUCH PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and other security holders can obtain copies of the proxy statement free of charge when it becomes available and may also obtain other documents filed by Eagle with the SEC by directing a request to Eagle Materials Inc., Investor Relations, 3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas 75219, Telephone: (214) 432-2000. You may also obtain free copies of the proxy statement when it becomes available and other documents filed by Eagle with the SEC by accessing the SEC's website at http://www.sec.gov. Eagle, its directors, certain executive officers, and certain other employees may be deemed under the rules of the SEC to be "participants in the solicitation" of proxies from the security holders of Eagle in favor of the Reclassification Proposal. Eagle's directors and executive officers beneficially own, in the aggregate, less than 3% of the outstanding shares of Eagle common stock. Security holders of Eagle may obtain additional information regarding the interests of the "participants in the solicitation" by reading the proxy statement relating to the Reclassification Proposal when it becomes available.

Eagle Materials Third Quarter Results Growth Initiatives Corporate Actions Conclusion Eagle Materials Inc.

Gypsum Wallboard Cement Paperboard Concrete & Aggregates Eagle Materials Inc.

Eagle Materials Eagle Materials' operations are well positioned Excellent Operators Maintained in excellent condition Operated significantly above rated capacity Low cost producer in all segments Cement Illinois Cement Company 4 stage preheater Texas Lehigh Cement Company 4 stage preheater/precalciner Mountain Cement Company 2 stage preheater Long dry kiln Nevada Cement Company Single stage preheater long dry kiln Concrete/Aggregate Dominant local aggregate position American Gypsum Company Duke High speed board line Modern dryers Eagle High speed board line Modern dryer Bernalillo Medium speed board line Modern dryer Albuquerque Medium speed board line Modern dryer Republic Paperboard High speed (3,000 ft/minute) Light-weight paper

Eagle Materials A disciplined approach to capital investment Eagle's growth strategy is straightforward Invest in high return modernizations of our current plants 50% increase in cement capacity Reduce exposure to rising energy costs Add low cost greenfield production capacity in growing markets 30% increase in wallboard capacity Incrementally improve the production capabilities of our assets Maximize shareholder returns 3-for-1 stock split Pay an attractive dividend Increased by 75% to $2.10/share Repurchase shares when appropriate Repurchased nearly 1 million shares during the 3rd quarter Reauthorized for 1 million more Recombining the two class structure to one class

Eagle's portfolio of building materials and construction products businesses Wallboard 50% Cement 33% Wallboard Cement Paperboard Con/Agg Revenues 50 31 9 10 Revenue by Segment* Concrete/Aggregates 10% Cement 31% Paper 9% Wallboard Cement Paperboard Con/Agg Operating Earnings 52 33 12 5 Operating Earnings by Segment* Wallboard 52% Concrete/Aggregates 5% Paper 10% *TTM including Joint Venture revenues, excludes other, net.

Steady top and bottom line growth ($ in millions) 02 03 04 05 06E 07E Revenues 395 429 503 617 820 950 Revenues 02-07E CAGR - 16% For Fiscal Year Ending March 31 02 03 04 05 06E 07E Op Income 79 102 115 172 250 350 Operating Earnings 02-07E CAGR - 30% $800-$820 $900-$950 $230-$250 $300-$340

94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06E FY07E Eagle generates significant cash flow ($ in millions) (L) Revenues (R) Operating Cash Flow * *Cash from operations including changes in working capital

Macro market dynamics of Eagle as a whole Public Construction New Non-Residential Construction New Residential Repair and Remodel Manufactured Housing Cement 19 21 41 18 1 Public Construction 19% New Residential Construction 41% Repair and Remodel 18% Other 1% New Non- Residential Construction 21%

New residential construction has remained strong Predicted to slow moderately in the near term as interest rates edge up. (L) Single Family Starts-000's (R) 30 Yr. Rates Source: U.S. Department of Commerce and NAHB.

Unemployment rate When interest rates are not extremely low or extremely high, housing starts are highly correlated with unemployment 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E Unemployment Rate 7.5 7.2 7 6.2 5.5 5.3 5.6 6.8 7.5 6.9 6.1 5.6 5.4 4.9 4.5 4.2 4 4.7 5.8 6 5.5 5.1 4.9 4.9 Source: U.S. Census and Blue Chip Economic Indicators Projection

Non-residential recovering from a severe recession Non-residential construction has been on an upward trend since late 2004. Office vacancy rates have been falling. Hotels, education and retail should lead the way. Source: PCA 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005E 2006E Construction Output 127.5 140.5 155.4 168.3 179.7 174.7 178.7 165.1 133.5 123 121.2 130.4 139.6 Private non-residential construction output, 1994 - 2006E (U.S. billions 1996$)

Public construction is expected to remain strong 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005E 2006E Public Construction (Billions of '96$) 97.2 103.8 109.2 114.5 115.8 116 123.8 125.5 131.8 130.4 129.6 134.3 140.8 148.2 145.3 154.5 160.3 168.1 177.1 175.7 168 170.1 177.7 Public Cement Consumption (000 Tons) 22767 23116 26138 29905 30836 28597 30253 32178 34286 33416 35853 37360 39341 42053 43874 45776 47471 51430 50669 49593 52506 54760 58164 Source: Portland Cement Association. Public Construction put-in-place with cement consumption Billions of '96 $ (L) Millions of Tons (R) Cement intensities have increased because of concrete durability versus other construction materials and construction project mix changes

Repair and remodel construction has seen significant growth Source: Harvard University Joint Center for Housing Studies and U.S. Federal Reserve 1998 1999 2000 2001 2002 2003 2004 2005 Repair and Remodel Spending 167 180 195 212 223.4 233 245 275 % Equity in Homes 0.576 0.576 0.582 0.582 0.573 0.564 0.567 0.571 Repair and Remodel construction 1995 - 2006E

Positive fiscal 2007 outlook for Eagle For fiscal 2007, we expect high capacity utilization of the U.S. wallboard industry (>95%) Eagle Materials will sell out its cement capacity for the 21st consecutive year and the U.S. Cement Industry will have another record cement consumption year Soft landing scenario for new residential construction (down 6%); however, residential construction remains at historically high levels Non-residential construction expected to improve, coming off significant lows Repair and remodel construction expected to remain strong Public construction continues to be very strong

Eagle's Wallboard Operations Eagle's Wallboard Operations Wallboard Industry Overview 37 BSF of capacity Industry operating at 95%+ capacity 15% capacity additions announced for 2007 - 2009 timeframe National market supplied by regional plant network Historic growth levels of 3%+ Eagle Operations Overview 18-year history 2.8 billion square feet of capacity 7.5% market share (5th in U.S.) Lowest cost producer Wallboard Cement Paperboard Con/Agg Revenues 52 33 10 5 Wallboard 52%

Eagle's Wallboard Performance FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06E Segment Earnings 7 12 21 36 56 108 27.1 5 27 36 81.6 150 Operating earnings (real $ in millions) Operating margins per msf sold (Real $) $12.41 $18.05 $28.33 $32.86 $48.98 $78.96 $17.11 $2.59 $13.97 $14.77 $29.45 $53.00

Wallboard industry market dynamics New Residential New Non-Residential Repair and Remodel Manufactured Housing Wallboard 0.51 0.18 0.29 0.02 Source: Eagle estimates

Wallboard utilization outlook (numbers in billion square feet) Calendar 2005 Calendar 2006 Consumption Estimates: New Residential (51% of Demand) 18.5 17.4 New Commercial (18% of Demand) 6.5 6.9 Repair & Remodel (29% of Demand) 10.5 10.8 Manufactured Housing (2% of Demand) 0.7 0.7 Total 36.2 35.8 Average annual capacity 37.0 37.3 Average annual industry utilization 98% 96% Source: Company estimates. Note: Mild-winter increased calendar 2005 shipments

Consumption Capacity 74 12.91 16.22 75 10.74 15.96 76 13.12 15.22 77 15.37 16.5 78 16.41 17 79 16.74 17.5 80 14.13 18.25 81 13.76 18.67 82 13.09 19.14 83 16.82 18.5 84 18.32 20 85 19.43 20.87 86 20.42 21.63 87 20.63 23.37 88 20.61 25.11 89 20.87 24.08 90 20.45 24.04 91 18.32 24.35 92 20.18 24.11 93 21.38 24.19 94 23.21 24.64 95 23.07 25.18 96 24.72 25.9 97 25.48 26.13 98 27.01 26.93 99 29.09 28.84 00 28.16 31.63 01 29.34 35.2 02 29.8 35.5 03 31.8 36.1 04 34 36.3 05 35.5 36.8 06E 36.2 37 07E 36 37.1 Wallboard Supply / Demand (Billions of Square Feet) Calendar Years Gypsum Association Historical Data and EXP Projections.

Eagle's Wallboard Quarterly Net Sales Price Trend 12/31/03 3/31/04 6/30/04 9/30/04 12/31/04 3/31/05 6/30/05 9/30/05 12/31/05 Current Price 86 95 101 110 109 115 119 132 144 155 $/MSF

Eagle's wallboard production and cost FY92 FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06E Total BSF Produced 0.323 0.376 0.487 0.586 0.672 0.714 1.091 1.151 1.374 1.649 1.89 1.956 2.496 2.547 2.768 Production Cost / MSF 61.92 53.3 56.43 65 59.74 61.42 64.58 64.02 63.02 65.95 61.38 63.69 63.85 67.536 75.54 Increasing energy costs have had a dramatic impact on the cost to manufacture wallboard ($10/msf in fiscal 2004 v. $18/msf in fiscal 2006) Record production for Eagle - 2.8 BSF!

Rising natural gas rates 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Annual Average NYMEX Settlement Prices 2.141 1.901 1.636 2.591 2.587 2.108 2.268 3.886 4.273 3.221 5.388 6.138 8.616 Annual Average American Gypsum Price 2.27 2.34 1.99 1.81 1.85 2.13 2.2 3.75 3.68 3.13 4.57 5.21 7.45 3Q06 Average NYMEX settlement price was $13/mmbtu Our purchasing programs have allowed us to buy natural gas at prices under NYMEX. Approximately 2 mmbtu / 1 msf of wallboard Source: NYMEX

Eagle's Cement Operations Eagle's Cement Operations Cement Industry Overview Capital Intensive with 3-5 year lead-time for greenfield capacity 25%+ imports needed to satisfy domestic demand Escalating import costs due to Asian economic strength and high ocean freight rates Eagle Operations Overview Approximately 2.65 million tons of capacity 2.6% market share (12th in North America) Low costs and solid customer relationships have allowed us to sell out our production for 19 consecutive years Wallboard Cement Paperboard Con/Agg Revenues 52 33 10 5 Cement 33%

Cement Performance FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06E Cement Earnings 26 35 40 48 57 53 59.6 60 54 50 58 Cement Earnings 78 Operating Earnings ($ in millions)

Cement import tariffs - agreement between U.S. and Mexico The settlement resulted in a reduction of the tariff to $3 per ton and imposing a limit on Mexican cement exports to the U.S. for 3 years Limited to 3 million tons with regional quotas: Region Quota Proposal 2005 Est. imports Arizona 1.25 1.10 NM/El Paso 0.73 0.75 Texas 0.22 0.15 New Orleans 0.28 - Other 0.52 - Total 3.0 approximately 2.0 Mexico imported approximately 2 million tons of cement in 2005 * In million tons

Settlement implications for Eagle Materials Minimal impact to Eagle Eagle's sales into South Texas are primarily low-margin imports less than 3% of Eagle's annual cement volumes

Eagle's Cement Quarterly Net Sales Price Trend 12/31/03 3/31/04 6/30/04 9/30/04 12/31/04 3/31/05 6/30/05 9/30/05 12/31/05 Current Price 65.72 64.79 68.34 70.05 71.75 73.59 78.55 82.55 83.24 88 $/Ton

Eagle's cement production and cost Power and Energy cost components have recently been hard to control FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06E (L) Total Manufactured Tons Produced 1800 1800 1800 1900 1900 2000 2050 2070 2250 2240 2270 2390 2351 2451 (R) Average Manufactured Production Cost per Ton 37.5 38.5 39 38 38.77 37.48 39.16 41.82 39.77 40.8 42.01 43.95 46.86 49.26

Rising coal and electricity costs Our coal and electricity rates have increased nearly 50% each over the past decade 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E Coal Cost per MMBTU 1.453 1.499 1.499 1.563 1.591 1.547 1.551 1.683 1.738 2.054 2.364 Electricity Cost per KWH 0.0398 0.0403 0.0408 0.0409 0.0401 0.0414 0.0493 0.0526 0.0543 0.0573 0.0622 $/mmbtu $/kwh

Gypsum Paper Industry Overview 7 out of 8 wallboard producers are vertically integrated Non-gypsum paper markets are struggling Eagle's Operations Overview Original design capacity of 220,000 tons has been increased to 320,000 tons Increased paperboard capacity is expected to be absorbed by Eagle's expansion of its wallboard capacity 40% of capacity consumed internally, 45% sold through long-term sales contract with wallboard producer, 15% sold in spot market Eagle's Gypsum Paperboard Wallboard Cement Paperboard Con/Agg Revenues 52 33 10 5 Paper 10%

Concrete/Aggregates Industry Overview Both industries are highly fragmented Over 7,000 independently operated quarries Top 2 aggregates producers control 13% of the market 2,700 concrete companies owning 6,000 plants Eagle's Operations Overview Strong competitive position in local markets Capacity Aggregates - 5.5 million tons Concrete - 850,000 cubic yards Complimentary to Eagle's Cement business Organic growth opportunities Eagle's Concrete and Aggregates Operations Wallboard Cement Paperboard Con/Agg Revenues 52 33 10 5 Concrete/ Aggregates 5%

The Eagle Story Third Quarter Results Growth Initiatives Corporate Actions Conclusion Eagle Materials Inc.

Eagle's results * ($ millions, except per share data) Third Quarter Third Quarter Third Quarter Nine Months Nine Months Nine Months FY 2005 FY 2006 FY 2005 FY 2006 Revenues $149.8 $211.5 +41% $463.2 $638.1 +38% Operating Earnings $41.3 $64.1 +55% $128.9 $189.9 +47% Earnings Per Share Basic $1.41 $2.23 +58% $4.29 $6.59 +54% Diluted $1.40 $2.20 +57% $4.24 $6.50 +53% * Results are pre-split

Wallboard revenues FY 2005 FY 2006 East 87.2 122.5 FY 2005 FY 2006 Revenues 261.3 344.4 ($ Millions) Third Quarter Nine Months +40% +32%

Wallboard operating earnings FY 2005 FY 2006 East 20.1 38.9 FY 2005 FY 2006 Revenues 60 103.8 ($ Millions) Third Quarter Nine Months +93% +73%

Wallboard quarterly net sales price trend 12/31/03 3/31/04 6/30/04 9/30/04 12/31/04 3/31/05 6/30/05 9/30/05 12/31/05 Price 86 95 101 110 109 115 119 132 143.98 $/MSF

Cement revenues FY 2005 FY 2006 East 48.8 66.5 FY 2005 FY 2006 Revenues 161.7 220.4 ($ Millions) Third Quarter Nine Months +36% +36% - Includes intersegment and joint venture revenues.

Cement operating earnings FY 2005 FY 2006 East 14.5 20.1 FY 2005 FY 2006 Revenues 44.3 58.7 ($ Millions) Third Quarter Nine Months +38% +33%

Paperboard results Third Quarter Third Quarter Third Quarter Nine Months Nine Months Nine Months FY 2005 FY 2006 FY 2005 FY 2006 Sales Volume (Tons) 69,000 67,000 -3% 209,000 209,000 flat Revenues including intersegment $32.0 $31.5 -2% $96.6 $98.9 +2% Operating Earnings $5.9 $4.2 -29% $19.8 $17.4 -12% ($ Millions)

Concrete and Aggregates results Third Quarter Third Quarter Third Quarter Nine Months Nine Months Nine Months FY 2005 FY 2006 FY 2005 FY 2006 Sales Volume: Concrete (cubic yds) 173,000 173,000 210,000 +21% 590,000 683,000 +16% Aggregates (tons) 1,230,000 1,230,000 1,396,000 +13% 4,114,000 4,584,000 +11% Revenues including intersegment $16.0 $16.0 $21.9 +37% $54.6 $69.3 +27% Operating Earnings $0.9 $0.9 $1.3 +41% $5.6 $8.0 +44% ($ Millions)

Eagle's cash flow information Nine Months Nine Months Nine Months FY 2005 FY 2006 Operating Cash Flow* $128.6 $163.9 Capex, net (15.1) (52.0) Free Cash Flow 113.5 111.9 Dividends Paid (16.7) (16.2) Purchase of Common Stock (31.2) (159.6) (Repayment of) Addition to Debt (52.7) 115.2 Other 2.1 1.7 Increase in Cash $15.0 $53.0 ($ Millions) *Includes depreciation of $25.0 million and $28.8 million in FY 2005 and FY 2006, respectively.

Eagle's Net Debt vs. Capitalization 3/31/05 12/31/2005 Net Debt 78 140 Equity 485 433 ($ Millions) $78 $485 Ratio 14% 24% Purchased approximately 950,000 shares of Eagle Materials in the 3rd quarter of Fiscal 2006 and approximately 1.5 million shares year-to-date. Issued $200 million in senior notes during the 3rd quarter of FY 2006. $433 $140

The Eagle Story Third Quarter Results Growth Initiatives Corporate Actions Conclusion Eagle Materials Inc.

Favorable long-term outlook The long term fundamentals support building materials and construction products growth Household formations expected to grow by 13.3 million over the next 10 years (10% more than the previous 10 years) Immigration projections assume 8.5 million additional people between 2005 and 2015 Assuming U.S. birth rates over the last 30 years stay constant Percentage home ownership Expected to reach greater than 70% by 2010 More sophisticated mortgages and reliable mortgage industry Repair, Remodel and Replace Aging housing stock Improved lifestyle Public infrastructure The 6-year SAFETEA funding level is 42% greater than previous bill State budgets have recovered and focus is on infrastructure projects

U.S. population expected to grow By 2050, the U.S. population is expected to grow by 50% 2000 2010 2020 2030 2040 2050 Population Growth 282 309 336 364 392 420 Source: U.S. Census Bureau

Existing homes in need of repair or replacement Approximately 125 million homes exist today Over 50% of homes in the United States today were built more than 30 years ago. Over the past decade, repair and remodeling spending has increased 5% each year. Over the next decade approximately 15% of existing homes are expected to be torn down and rebuilt Source: NAHB, Factset and Brookings Institute Before 1960 1960-1969 1970-1979 1980-1989 1990 or later Age of Housing Stock 39 14 20 17 10 1990 or Later 10% Before 1960 39% 1960 to 1969 14% 1970 to 1979 20% 1980 to 1989 17% Age of Housing Stock

Improved highway spending SAFETEA provides a six-year $286 billion federal highway bill 42% greater than previous bill Source: U.S. Census, ARTBA 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E 2008E 2009E Annual spending levels 18.4 18.2 21.3 20.9 20 21.8 21.5 25.5 27.7 29.9 31.8 31.6 31.6 34.3 36 38.2 39.6 41.2 ISTEA TEA-21 SAFETEA

Capacity Consumption 75 91 72 76 90 76 77 92.5 82 78 91.5 89 79 94 88 80 91 79 81 94 75 82 91 67 83 93 74 84 92 85 85 89.5 88 86 88.5 91 87 87.5 94 88 88 93 89 86 91 90 85 90 91 86 80 92 87 84 93 87 88 94 87.5 94 95 88.5 95 96 88 100 97 89 106 98 91 114 99 92.5 120 0 94 121 1 96 124 2 98 120 3 100.4 123.5 4 100.4 130 05E 100.4 132.6 06E 100.4 135.3 07E 102.2 138 08E 106 140.7 09E 109.8 143.5 10E 113.6 146.4 U.S. Cement Industry Overview Capacity vs. Consumption Source: PCA Data and Company estimates (Millions of Short Tons) Imports (Calendar Year)

Growing our cement business We are approaching the point of diminishing returns regarding the creep capacity at our current facilities With rising fuel and energy costs, maximizing fuel and energy efficiencies are crucial for long-term success Illinois Cement Company We are expanding capacity by approximately 65% and reducing manufacturing cost by approximately 20% Nevada Cement Company We are expanding capacity by approximately 100% and reducing manufacturing cost by approximately 20% Mountain Cement Company We are expanding production capacity by approximately 60% and reducing manufacturing cost by approximately 20%

Illinois Expansion Update Project Background $65 million expansion Increases capacity by approximately 70% to 1.1 million tons Expansion expected to be complete in winter of 2006 Expected to reduce manufacturing costs by approximately 20% Expanded market share has already been established through imports Project Status Project is on schedule and within budget Cement dome complete 80,000 tons of storage Dome commissioning complete and now operational Pre-calciner project 25% complete Start-up of new raw mill and pyro process systems planned for December 2006

New Dome at Illinois Cement

Construction of new pre-heat tower

Nevada Cement Modernization Highlights Plant located just west of Reno, Nevada Serves the Northern Nevada and Northern California cement markets Eagle's oldest plant (circa early 1960's) Approximately $200 million investment Modernization includes: Expands capacity by approximately 100% to 1.1 million tons Reducing heat consumption by approximately 40% to 2.6 mmbtu per ton Reducing electricity consumption by approximately 30% to 105 kwh per ton Reducing manpower and SG&A unit costs by approximately 30% Reducing maintenance unit costs by approximately 40% Construction expected to start in Spring 2007 (early fiscal 2008) Project expected to be completed in Fall 2008 (mid-fiscal 2009)

Mountain Cement Modernization Highlights Plant located in Laramie, Wyoming (serves primarily Wyoming and Denver) Approximately $120 million investment Modernization includes: Expands capacity by approximately 60% to 1.1 million tons Reducing heat consumption by approximately 40% to 2.6 mmbtu per ton Reducing electricity consumption by approximately 35% to 105 kwh per ton Reducing manpower and SG&A unit costs by approximately 40% Reducing maintenance unit costs by approximately 40% Construction expected to start in Spring 2007 (early fiscal 2008) Project expected to be completed in Fall 2008 (mid-fiscal 2009)

Growing our Cement Business FY1995 FY2000 FY2006E FY2008E FY2010E Tons of capacity 1.8 2.1 2.65 3.1 Tons of capacity after expansion 4 Approximately 50% growth in manufactured Cement capacity Market Share 2% 2% 2.6% 3.0% 3.4%

These three modernization projects will reduce Eagle's Cement plant fuel consumption significantly 4.0/mmbtu/ton 2.7/mmbtu/ton -35% Eagle's current fuel consumption rate Eagle's fuel consumption rate after modernization projects

These three modernization projects will reduce Eagle's Cement plant electricity usage significantly 150/kwh/ton 110/kwh/ton -25% Eagle's current electricity consumption rate Eagle's electricity consumption rate after modernization projects

These three modernization projects will reduce Eagle's Cement plant maintenance costs significantly $12.50/ton $9.00ton -30% Eagle's current maintenance costs per ton Eagle's maintenance costs per ton after the modernization projects

These three modernization projects will reduce Eagle's Cement plant manpower and SG&A costs significantly $15.00/ton $12.00/ton -20% Eagle's current manpower and SG&A costs per ton Eagle's manpower and SG&A costs per ton after the modernization projects

Modern, Low-cost Cement plants All of Eagle's cement plants will be "state of the art" and "ultra modern" Very low fuel consumption Very low energy consumption Very low annual repair costs Very low manpower costs Lowest cost producer in all of Eagle's markets Put capacity creep potential back into our plants The modernizations are expected to decrease our total cash cement manufacturing costs by $25,000,000

Growing the wallboard business EXISTING PLANTS We have announced plans for growth in the Southeast and are in the process of locating additional sources of gypsum for future growth GEORGETOWN, SC

Georgetown, South Carolina Project Update Project Background New gypsum wallboard plant with annual design capacity of 750 mmsf Long-term supply agreement for synthetic gypsum with Santee Cooper, a South Carolina service authority Construction expected to be completed by late 2007 Increases Eagle's annual wallboard capacity by approximately 30% Greatly improves American Gypsum's distribution network Project Update Final design and contract negotiations nearly complete Construction permit applications submitted and awaiting final approval Construction scheduled to start in the Spring

# Growing the Wallboard business



30% growth in Wallboard
(tons in 000's)
Billion Square Feet
5
4
3
2
1
0
0.6
1.4
2.8
2.8
3.7
FY1995
FY2000
FY2006E
FY2007E
FY2009E
BSF Capacity
BSF Capacity after Georgetown, SC
Market Share
3%
5%
7.5%
7.5%
9%

65

Nothing but 1st Class Assets at Eagle Materials Cement Illinois Cement Company 5 stage preheater/precalciner Texas Lehigh Cement Company 4 stage preheater/precalciner Mountain Cement Company 5 stage preheater/precalciner Nevada Cement Company 5 stage preheater/precalciner Concrete/Aggregate Dominant local aggregate position American Gypsum Company Georgetown, South Carolina High speed board line Modern dryer and steam Duke High speed board line Modern dryers Eagle High speed board line Modern dryer Bernalillo Medium speed board line Modern dryer Albuquerque Medium speed board line Modern dryer Republic Paperboard High speed (3,000 ft/minute) Light-weight paper

Eagle Materials Total Growth FY 2006 Capacity FY2010E Capacity Increase Wallboard (BSF) 2.8 3.7 +30% Cement (million tons) 2.7 4.0 +50% Paper (000 tons) 285 340 +20% Aggregates (million tons) 5.5 7.5 +35% Concrete (000 cubic yards) 850 1,000 +20%

The Eagle Story Third Quarter Results Growth Initiatives Corporate Actions Conclusion Eagle Materials Inc.

Corporate actions Combination of its two classes of stock 3-for-1 stock split in the form of a 200% stock dividend 75% increase in regular dividend Increased share repurchase authorization up to 1 million shares Eagle Materials Board of Directors has approved the following actions:

Eagle announced it will combine its two classes of stock Current structure 2 class structure created during January 2004 spin-off from Centex 8.7 million A shares outstanding at December 31, 2005 8.1 million B shares outstanding at December 31, 2005 B shares have right to elect 85% of the Board of Directors Recombination Eagle's Board of Directors has approved recombining share structure into one class Reclassification of A shares and B shares into a single class of common stock with the right to elect all directors Exchange ratio to be 1 for 1 Reduces complexity of capital structure Requires shareholder approval Once SEC completes review process, date of shareholder meeting will be announced Improved liquidity for all holders of our common stock

Eagle announced a 3-for-1 stock split Eagle's Board of Directors approved a 3-for-1 stock split in the form of a 200% stock dividend To be distributed on February 24, 2006 to stockholders of record on February 10, 2006

Eagle announced it will increase its annual dividend by 75% Eagle has announced it will increase its annual dividend from $1.20 per share to $2.10 per share (pre-split) with the dividend that will be paid in April 2006 $1.20/share $2.10/share +75% Eagle's Prior Dividend Eagle's Increased Dividend

Dividend yield and payout ratio Eagle's Increased Dividend (1) Industry Average* Yield 0.018 0.014 EXP TTM Industry TTM * Payout 0.26 0.27 *Industry average includes Vulcan Materials, Rinker Group, Florida Rock, Martin Marietta, LaFarge NA and TXI. (1) Based on $120 per share stock price (pre-split)

Eagle announced an increase in its share repurchase authorization up to 1 million shares Eagle's has repurchased 12% of its stock since the spin-off in January 2004 At the IPO (April 1994) At the spin-off (January 2004) Current (January 2006) IPO in 1994 23 Spin-off in 2004 18.8 at December 31, 2005 16.8 4/1/2006 * Before impact of dilutive shares (impact of dilutive shares expected to be approximately 250,000)

Total capital returned to shareholders Total capital returned as a percentage of average market capitalization Source: Company filings; TTM as of September 30, 2005. Includes dividends and share repurchases. * - Eagle's TTM data was updated through December 31, 2005 Eagle* MLM VMC RIN CX LAF FRK TXI Total Capital Returned to Shareholders 0.066 0.04 0.039 0.032 0.028 0.028 0.005 Total Capital Returned to Shareholders 0.105

The Eagle Story Third Quarter Results Growth Initiatives Corporate Actions Conclusion Eagle Materials Inc.

Eagle Materials Growth Clear line of sight Sensible and well-defined plans Balance and discipline "Smart sized" cement plants Energy efficient Modern and efficient wallboard plants Improved logistics Improved operational excellence Simple operations Lower costs to operate Very low energy costs Very low manpower costs Very low raw material costs Very low maintenance costs Very low overhead costs

Currently, Eagle has the highest operating margins of the group Georgia Pacific US Concrete TXI CRH Hanson USG LaFarge NA BPB Martin Marietta Cemex LaFarge SA Vulcan Florida Rock Eagle East 0.0456 0.0539 0.077 0.103 0.124 0.124 0.131 0.131 0.132 0.154 0.155 0.1707 0.196 0.2639 Source: Multex. EBIT Margins (TTM)

Next Year 4th Qtr FY 2006 FY 2006 FY 2007 Revenues $187 - $197 $825 - $835 $900 - $950 Net Earnings $34.0 - $37.5 $151 - $155 $180 - $200 Diluted EPS $2.00 - $2.20 $8.50 - $8.70 $11.00 - $12.00 ($ in Millions, except per share data)

Eagle Materials Inc. Question & Answer

Contact Information Steve Rowley, President and CEO Telephone: 214-432-2020 Email: srowley@eaglematerials.com Arthur Zunker, Senior Vice President and CFO Telephone: 214-432-2010 Email: azunker@eaglematerials.com Bill Devlin, Vice President - Controller Telephone: 214-432-2014 Email: bdevlin@eaglematerials.com Craig Kesler, Vice President - Investor Relations and Corporate Development Telephone: 214-432-2013 Email: ckesler@eaglematerials.com Eagle Materials Inc. NYSE: EXP and EXP.B www.eaglematerials.com

Eagle Materials Inc. Thank you for participating in today's investor conference. An archive of this webcast will be available at http://www.eaglematerials.com later today.

Exhibits

Wallboard - Capacity Announcements New Capacity Announcements 5 greenfield plants and 3 modernization projects have been announced for the 2007- 2009 timeframe: Greenfield Plants - American Gypsum - 750 mmsf (South Carolina) BPB - 700 mmsf (North Carolina) National - 1 bsf (North Carolina) BPB - 700 mmsf (West Virginia) USG - 1 bsf (Pennsylvania) Major Modernization Projects - USG - 480 mmsf (Virginia) LaFarge NA - 325 mmsf (New York) LaFarge NA - 700 mmsf (Maryland) Capacity Analysis Current Capacity 37.0 bsf New Capacity 5.7 bsf 42.7 bsf or a 15% increase

Eagle's wallboard utilization and pricing Fiscal Years Capacity Utilization AGC Net Sales (in 2004$) 86 0.931 137.57 87 0.944 137.93 88 0.883 112.07 89 0.821 93.03 90 0.867 94.23 91 0.85 74.58 92 0.752 72.9 93 0.837 68.16 94 0.884 80.98 95 0.942 104.75 96 0.916 102.42 97 0.955 112.41 98 0.975 122.82 99 1.003 139.24 00 1.009 171.47 01 0.89 98.05 02 0.833 77.02 03 0.81 93.14 04 0.876 90.13 05 0.934 108.74 06E 0.98 131.22 Industry Capacity Utilization EXP Net Price (2004 $/msf) Source: Gypsum Association and Eagle Fiscal Year

Growing wallboard consumption 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Sq Ft per person 83.17 87.18 86.83 92.27 95.22 99.93 106.35 100.07 105.5 106.67 112.48 120.58 126.55 The U.S. has the highest per capita consumption in the world, growing to currently over 120 square feet per person versus 83 in 1993 Source: Eagle and Bureau of Labor. Wallboard consumption per capita in the U.S. Square feet per person 1993 - 2005 CAGR: 3.25% 2002 - 2005 CAGR: 4.20%

Cement - Capacity Announcements New Capacity Announcements (in clinker short tons) The following capacity increases have been announced for the calendar 2006-2008 timeframe Greenfield Plants - GCC America - 1.1 million tons (Pueblo, CO) Ash Grove - 2.0 million tons (Las Vegas, NV) Holcim - 4.8 million tons (St. Genevieve, MO) Major Modernization Projects - Eagle Materials - 0.4 million tons (LaSalle, IL) Eagle Materials - 0.5 million tons (Fernley, NV) Eagle Materials - 0.4 million tons (Laramie, WY) Rinker Materials - 1.1 million tons (Brooksville, FL) Texas Industries - 1.1 million tons (Oro Grande, CA) Buzzi - 1.0 million tons (Festus, MO) California Portland - 1.1 million tons (Rillito, AZ) Continental Cement - 0.7 million tons (Hannibal, MO) National Cement - 1.4 million tons (Ragland, AL) Others - 0.6 million tons Capacity Analysis (in clinker short tons) Current Capacity 102.0 million tons New Capacity 16.2 million tons 118.2 million tons or a 16% increase

Cement industry market dynamics Public Construction Commercial Construction New Residential Other Cement 50 24 23 3 Public Construction 50% Commercial Construction 24% New Residential 23% Other 3% We currently produce 2.65 million tons of cement annually Source: PCA and Eagle Materials

Continued high ocean freight rates Average Annual Baltic Exchange Panamax Index 1998 1999 2000 2001 2002 2003 2004 2005 Average Annual Baltix Panamax Inded 903 1043 1515 1267 1097 2442 4398 3146 Source: Datastream

River system barge costs have also risen 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Annual Average Spot Dry Bulk Barge Rates 7.04 10.81 8.89 7.48 7.94 8.15 8.88 7.67 6.95 6.95 10.26 18.13 Source: River Transport News